December 20, 1996


Granite Construction Incorporated
585 West Beach Street
Watsonville, CA  95076
Attention:       Mr. William E. Barton
                 Vice President & Chief Financial Officer

Re: SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF MARCH 31, 1995 AMONG GRANITE CONSTRUCTION INCORPORATED, BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, AS AGENT, AND THE OTHER FINANCIAL INSTITUTIONS PARTY THERETO, AS AMENDED BY A FIRST AMENDMENT DATED AS OF MAY 31, 1996 (THE "CREDIT AGREEMENT")

Ladies and Gentlemen:

         We are writing regarding the captioned Credit Agreement. Capitalized terms not defined in this letter shall have the meanings assigned to them in the Credit Agreement.

         You have advised us that the Company is considering an acquisition of 30% of the capital stock of TIC Holdings, Inc. for a purchase price expected to be not more than $21,000,000 (the "TIC Acquisition"). You have advised as well that a part of the TIC Acquisition may be concluded in 1996; to the extent not concluded in 1996, the TIC Acquisition will be concluded in 1997. You have requested that we amend the Credit Agreement to provide that the TIC Acquisition, to the extent closed in 1997, and to the extent not in excess of such 30% or $21,000,000 amounts, not be considered a usage of the basket for equity investments set forth in subsection 8.04(d) of the Credit Agreement.

         The Banks are willing to amend the Credit Agreement, subject to the terms and conditions of this letter agreement (the "Amendment").

         1. For valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereby agree that the Credit Agreement shall be amended as follows:

                 (a) Section 8.04 of the Credit Agreement shall be amended and restated in its entirety to read as follows:

                 8.04 Loans and Investments. The Company shall not, directly or indirectly,

Granite Construction Incorporated
December 20, 1996
Page 2


purchase or acquire, or permit any of its Subsidiaries to purchase or acquire, or make any commitment therefor, any capital stock, equity interest, assets, obligations or other securities of or any interest in, any Person, or make any advance, loan, extension of credit or capital contribution to or any other investment in, any Person including, without limitation, any Affiliates of the Company, except for: (a) investments in accordance with Schedule 8.04; (b) extensions of credit in the nature of accounts receivable or notes receivable arising from the sale or lease of goods or services in the Ordinary Course of Business; (c) extensions of credit by the Company to any of its wholly-owned Subsidiaries or by any of its wholly-owned Subsidiaries to another of the wholly-owned Subsidiaries of the Company; (d) investments in up to 30% (when aggregated with the amount of any such investments made in 1996) of the capital stock of TIC Holdings, Inc., not to exceed in aggregate amount (when aggregated with the amount of any such investments made in 1996) the amount of $21,000.000; provided, that, such investments are made during the calendar year 1997; or (e) additional purchases of or investments in the stock of Subsidiaries or the capital stock, assets, obligations or other securities of or interest in other Persons not exceeding in any fiscal year 10% of the Company's consolidated Tangible Net Worth as of the last day of the immediately preceding fiscal year.

         (b) All cross-references in the Credit Agreement (including in any exhibit thereto) to subsection 8.04(d) shall be amended to refer to subsection 8.04(e).

         2. This Amendment will become effective as of the date first above Written, provided that the Agent has received from the Company and the Majority Banks a duly executed Original of this Amendment and from each Guarantor an executed Guarantor Acknowledgment and Consent in the form attached hereto.

         3.      The Company hereby represents and warrants to the Bank that:

                 (a) no Default or Event of Default has occurred and is continuing;

                 (b) the execution, delivery and performance by the Company of this Amendment have been duly authorized by all necessary corporate and other action and do not and will not require any registration with, consent or approval of, notice to or action by, any Person (including any Governmental Authority) in order to be effective and enforceable;

                 (c) the Credit Agreement, as amended by this Amendment constitutes the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, without defense, counterclaim or offset;

Granite Construction Incorporated
December 20, 1996
Page 3


                 (d) all representations and warranties of the Company contained in the Credit Agreement are true and correct as of the date first above written (except to the extent such representations and warranties expressly refer to an earlier date, in which case they are true and correct as of such earlier date); and

                 (e) the Company is entering into this Amendment on the basis of its own investigation and for its own reasons, without reliance upon the Agent, any Bank or any other Person.

         4. The Company acknowledges and agrees that the execution and delivery by the Agent and the Banks of this Amendment shall not be deemed to create a course of dealing or otherwise obligate Agent or the Banks to execute similar amendments under the same or similar circumstances in the future.

         5. Except as herein expressly amended, all terms, covenants and provisions of the Credit Agreement are and shall remain in full force and effect, and all references thereto shall henceforth refer to such documents as amended by this Amendment. This Amendment shall be deemed incorporated into, and a part of, the Credit Agreement.

         6. This Amendment, together with the Credit Agreement, contains the entire and exclusive agreement of the parties hereto with reference to the matters discussed herein and therein. This Amendment Supersedes all prior drafts and communications with respect thereto. This Amendment may not be amended except in writing executed and delivered by both parties hereto.

         Please indicate your acceptance of this Amendment by signing and returning the duplicate copy hereof, whereupon this Amendment will constitute a binding agreement between the Company, the Agent and the Banks, and their respective successors and assigns, which shall be governed by and construed in accordance with the law of the State of California. This Amendment may be signed in one or more counterparts. No third party beneficiaries are intended in connection with this Amendment.


                                  Sincerely,


                                  BANK OF AMERICA NATIONAL
                                  TRUST AND SAVINGS ASSOCIATION,
                                  As Agent


                                  By:
                                      --------------------------------------
                                  Title:   Vice President





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
Granite Construction Incorporated
December 20, 1996
Page 4


                                  BANK OF AMERICA NATIONAL
                                  TRUST AND SAVINGS ASSOCIATION,
                                  as a Bank
                                  and as Issuing Bank


                                  By:
                                      ---------------------------------------
                                  Title:   Vice President


                                  UNION BANK OF CALIFORNIA, N.A.


                                  By:
                                      ---------------------------------------
                                  Title:  Vice President
                                         ------------------------------------


                                  BANQUE NATIONALS DE PARIS


                                  By:
                                      ---------------------------------------
                                  Title:  Jennifer Y. Cho
                                         ------------------------------------
                                           Vice President

                                  By:
                                      ---------------------------------------
                                  Title:  Charles H. Day
                                         ------------------------------------
                                           Assistant Vice President

                                  ABN-AMRO BANK N.V.
                                  San Francisco International Branch

                                  By:      ABN AMRO North America, Inc.,
                                           as agent

                                  By:
                                      ---------------------------------------
                                  Title:  Bradford H. Leahy
                                         ------------------------------------
                                           Officer

                                  By:
                                      ---------------------------------------
                                  Title:  L.T. Osborne
                                         ------------------------------------
                                           Group Vice President

Granite Construction Incorporated
December 20, 1996
Page 5


Accepted and agreed this  20  day of December, 1996:


GRANITE CONSTRUCTION INCORPORATED

By:
    -----------------------------------------------
Title:  W.E. Barton, Vice President & CFO
       --------------------------------------------


By:
    ------------------------------------------------
Title:  R.C. Allbritton, Vice President & Treasurer
       ---------------------------------------------

Granite Construction Incorporated
December 20, 1936
Page 6


                            GUARANTOR ACKNOWLEDGMENT
                                  AND CONSENT

         The undersigned, each a guarantor with respect to the Company's obligations to the Agent and the Banks under the Credit Agreement, each hereby
(i) acknowledge and consent to the execution, delivery and performance by Company of the foregoing letter amendment to the Credit Agreement (the "Amendment"), and (ii) reaffirm and agree that the respective guaranty to which the undersigned is party and all other documents and agreements executed and delivered by the undersigned to the Agent and the Banks in Connection with the Credit Agreement are in full force and effect, without defense, offset or counterclaim. (Capitalized terms used herein have the meanings specified in the Amendment.)


                                  GRANITE CONSTRUCTION COMPANY


                                  By:
                                         --------------------------------------
                                  Title:  W.E. Barton, Vice President & CFO
                                         --------------------------------------

                                  By:
                                         ---------------------------------------
                                  Title: R.C. Allbritton, Vice Pres. & Treasurer
                                         ---------------------------------------

                                  Dated December 20, 1996


                                  GRANITE SR91 CORPORATION


                                  By:
                                         ---------------------------------------
                                  Title:  W.E. Barton, Vice President & CFO
                                         ---------------------------------------


                                  By:
                                         ---------------------------------------
                                  Title: R.C. Allbritton, Vice Pres. & Treasurer
                                         ---------------------------------------

                                  Dated December  20 , 1996

Granite Construction Incorporated
December 20, 1996
Page 7
                                  WILCOTT CORPORATION


                                  By:
                                      ---------------------------------------
                                  Title:  D.H. Watts, President & CEO
                                         ------------------------------------


                                  By:
                                      ---------------------------------------
                                  Title:  W.E. Barton, Vice President & CFO
                                         ------------------------------------
                                  Dated December  20 , 1996


                                  DESERT AGGREGATES, INC.


                                  By:
                                      ---------------------------------------
                                  Title:   D.J. Brunton, CFO, Treasurer &
                                         ------------------------------------
                                           Assistant Secretary

                                  By:
                                      ---------------------------------------
                                  Title:  K. Kenan, Assistant Secretary
                                         ------------------------------------
                                  Dated December  20  , 1996


                                  GG&R, Inc.


                                  By:
                                      ---------------------------------------
                                  Title:  D.H. Watts, President & CEO
                                         ------------------------------------


                                  By:
                                      ---------------------------------------
                                  Title:  W.E. Barton, Vice President & CFO
                                         ------------------------------------
                                  Dated December  20 , 1996


                                  INTERMOUNTAIN SLURRY SEAL, INC.


                                  By:
                                      ---------------------------------------
                                  Title:   D.J. Brunton, CFO, Treasurer &
                                         ------------------------------------
                                           Assistant Secretary

                                  By:
                                      ---------------------------------------
                                  Title:  K. Kenan, Assistant Secretary
                                         ------------------------------------
                                  Dated December  20  , 1996

Granite Construction Incorporated
December 20, 1996
Page 8

                                  BEAR RIVER CONTRACTORS

                                  By:
                                      ---------------------------------------
                                  Title:   D.J. Brunton, CFO, Treasurer &
                                         ------------------------------------
                                           Assistant Secretary

                                  By:
                                      ---------------------------------------
                                  Title:  K. Kenan, Assistant Secretary
                                         ------------------------------------
                                  Dated December  20 , 1996


                                  POZZOLAN PRODUCTS COMPANY
                                  By:
                                      ---------------------------------------
                                  Title:   D.J. Brunton, CFO, Treasurer &
                                         ------------------------------------
                                           Assistant Secretary

                                  By:
                                      ---------------------------------------
                                  Title:  K. Kenan, Assistant Secretary
                                         ------------------------------------
                                  Dated December  20 , 1996


                                  GILC INCORPORATED

                                  By:
                                      ---------------------------------------
                                  Title:   W.E. Barton, President & CEO
                                         ------------------------------------


                                  By:
                                      ---------------------------------------
                                  Title:R.C. Allbritton, Vice President & CFO
                                        -------------------------------------
                                  Dated December  20 , 1996

Granite Construction Incorporated
December 20, 1996
Page 9


                                  GRANITE SR91, L.P.

                                  By:  GRANITE SR91 CORPORATION


                                  By:
                                      ---------------------------------------
                                  Title:  D.H. Watts, President & CEO
                                         ------------------------------------


                                  By:
                                      ---------------------------------------
                                  Title:  W.E. Barton, Vice President & CFO
                                         ------------------------------------

                                  Dated December  20 , 1996


                                  GTC, INC.


                                  By:
                                      ---------------------------------------
                                  Title:   W.E. Barton, President & Treasurer
                                         ------------------------------------


                                  By:
                                      ---------------------------------------
                                  Title:  R.C. Allbritton, Vice President,
                                         ------------------------------------
                                           Assistant Secretary & Assistant
                                           Treasurer

                                  Dated December  20 , 1996